UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2021

ISOS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40142	N / A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Post Road West, Suite 200 Westport, CT	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 554-5641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, par value $0.0001 per share, and one-third of one Redeemable Warrant	ISOS.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	ISOS	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ISOS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 16, 20201, the Audit Committee (the “Audit Committee”) of the Board of Directors of Isos Acquisition Corporation (the “Company”) concluded that it is appropriate to restate the Company’s previously-issued financial statements as of March 31, 2021 and for the three months ended March 31, 2021, which were included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Non-Reliance Period,” and the financial statements, the “Non-Reliance Financial Statements”).  The restatement is due to the determination that the forward purchase agreement entered into by the Company in connection with its initial public offering (“FPA”) should have been presented in the Non-Reliance Financial Statements as a liability as of March 5, 2021, and an asset as of March 31, 2021.

Considering such restatement, the Audit Committee determined that the Non-Reliance Financial Statements should no longer be relied upon. The Company is filing an amendment to its Quarterly Report on Form 10-Q for the period ended March 31, 2021 reflecting the correct presentation of the FPA for the Non-Reliance Period concurrently with the filing of this Current Report on Form 8-K.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2021	ISOS ACQUISITION CORPORATION

	By:	/s/ Winston Meade
		Name:	Winston Meade
		Title:	Chief Financial Officer

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